                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.
                                     20549
                         ______________________________

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

                          Commission File No. 0-6936-3


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[_]   Confidential, for Use of Commission Only (as permitted by Rule 14a-
      6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                 WD-40 COMPANY
                                 -------------
             (Exact Name of Registrant as specified in its Charter)

                   -----------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and  0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No:

(3) Filing Party:

(4) Date Filed:

                                 WD-40 COMPANY
                               1061 Cudahy Place
                                 P.O. Box 80607
                        San Diego, California 92138-0607

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

   The 1997 Annual Meeting of the Shareholders will be held at the Carmel Room, Mission Valley Hilton, 901 Camino del Rio South, San Diego, California 92108, on Tuesday, November 25, 1997, at 2:00 p.m. for the following purposes:

   1. To approve an amendment to the Company's By-Laws to change the authorized number of Directors of the Company to be not less than nine nor more than twelve and to fix the current number of Directors at ten;

   2. To elect a Board of Directors for the ensuing year and until their successors are elected and qualified;

   3. To approve amendments to the WD-40 Company 1990 Incentive Stock Option Plan to increase the number of shares reserved for issuance pursuant to the Plan from 880,000 shares to 1,480,000 shares, to authorize the grant of options to outside Directors, and to extend the termination date of the Plan to December 31, 2005;

   4. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the year 1998; and

   5. To consider and act upon such other business as may properly come before the meeting.

   Only the shareholders of record at the close of business on October 10, 1997 are entitled to vote at the meeting.

                                              By Order of the Board of Directors
                                                               Harlan F. Harmsen
                                                                       Secretary

San Diego, California
November 1, 1997

                                PROXY STATEMENT


                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WD-40 Company for use at its Annual Meeting of Shareholders to be held on November 25, 1997, and at any adjournment or adjournments thereof. This Proxy Statement and enclosed form of Proxy are first sent to shareholders on or about November 1, 1997.

   At the meeting, the shareholders of WD-40 Company will vote to approve an amendment to the Company's By-Laws to increase the authorized number of Directors, to elect the Board of Directors for the ensuing year, to approve amendments to the Company's 1990 Incentive Stock Option Plan and to ratify the selection of Price Waterhouse LLP as the Company's independent accountants. Detailed information concerning these matters is set forth below. Management knows of no other business to come before the meeting.

   The close of business on October 10, 1997 is the record date for shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders of WD-40 Company. On October 10, 1997, WD-40 Company had outstanding 15,561,942 Common Shares. Shareholders of record entitled to vote at the meeting will have one vote for each share so held on the matters to be voted upon. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

   If the enclosed form of Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. Except as described herein with respect to broker non-votes, if no specification is made, the shares will be voted by the proxy holder as set forth on the Proxy. A Proxy may be revoked by attendance at the meeting or by filing a Proxy bearing a later date with the Secretary of the Company.

   The cost of soliciting proxies will be borne by the Company. Solicitations other than by mail may be made by telephone or in person by employees of the Company for which the expense will be nominal.

                           PRINCIPAL SECURITY HOLDERS

   The following table sets forth information concerning those persons known to the Company to be the beneficial owners of more than 5% of the common stock of the Company.

                                          Amount and Nature
                                           of Beneficial
                                             Ownership         Percent
Name and Address of Beneficial Owner      October 10, 1997    of Class
------------------------------------      -----------------   --------
Mario L. Crivello                           1,015,790/1/        6.5%
San Diego, California

Margaret L. Roulette                          805,000/2/        5.2%
San Diego, California

/1/ Mr. Crivello has sole voting and investment power over 907,218 shares held in trust for the benefit of his mother and remainder beneficiaries. He also has sole voting and investment power over 14,780 shares held as custodian for children and 93,742 shares held directly.

/2/ Mrs. Roulette has sole voting and investment power over all shares held in trust for the benefit of herself and remainder beneficiaries.


                    PROPOSAL TO AMEND THE COMPANY'S BY-LAWS

   Article III, Section 2 of the By-Laws of the Company, duly adopted by its shareholders on October 30, 1972, provides that the authorized number of Directors of the Company shall be not less than six nor more than nine until changed by amendment of the Articles of Incorporation or by a by-law duly adopted by the shareholders. The exact number of Directors is to be fixed from time to time by a by-law or amendment thereof duly adopted by the shareholders or by the Board of Directors.

   The Company's Board of Directors has been comprised of nine members, the maximum number allowed, since 1988. The Board of Directors believes that effective oversight of the Company will continue to require at least nine members and that additional qualified candidates for election to the Board can enhance its effectiveness. In particular, the Board of Directors has nominated Garry O. Ridge to serve as a Director. The Board of Directors has elected Mr. Ridge as President and Chief Executive Officer as of October 1, 1997 following
the retirement of Gerald C. Schleif.   Mr. Ridge's nomination is subject to
approval of an amendment to the Company's By-Laws to increase the authorized number of Directors to not less than nine nor more than twelve, with the exact number fixed at ten at this time.

   The following amendment to Section 2 of Article III of the Company's By-Laws has been proposed by the Board of Directors for adoption by the Shareholders:

    "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.  The authorized number
                 -------------------------------------
    of directors shall be not less than nine nor more than twelve until changed by amendment of the Articles or by a By-Law duly adopted by the shareholders. The exact number of directors shall be fixed, within the limits specified, by the Board or the shareholders in the same manner provided in these By-Laws for the amendment hereof. The exact number of directors shall be ten until changed as provided in this Section 2."

   Approval of the foregoing amendment to the By-Laws will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not counted as votes in favor of approval of the proposed amendment. The Board of Directors urges Shareholders to vote "FOR" approval of the By-Laws amendment.


                       NOMINEES FOR ELECTION AS DIRECTORS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

   Unless marked to the contrary, the Proxies received will be voted for the election of the ten nominees named below to serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected or appointed. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, his or her Proxy will be voted for a nominee designated by the present Board of Directors to fill such vacancy. If the proposed amendment to the By-Laws increasing the number of authorized Directors from nine to ten is not approved at the meeting, the Proxies received will be voted for all of the nominees named below with the exception of Garry O. Ridge.

   Each shareholder entitled to vote at the Annual Meeting has the right to vote his or her shares cumulatively for the election of Directors, provided at least one shareholder has given notice at the meeting of his or her intention to vote cumulatively. If cumulative voting is in effect, each shareholder will be entitled to cast as many votes as there are Directors to be elected multiplied by the number of shares registered in his or her name on the record date, and to cast all such votes for one candidate or to distribute such votes among the nominees in accordance with his or her choice.

   If cumulative voting is in effect at the Annual Meeting, unless otherwise indicated by the shareholder, the persons named in the enclosed form of Proxy will vote, in their discretion, for one or more of the nominees for whom authority was not withheld and will cumulate votes in such a manner so as to assure the election of the maximum number of the nominees of the Board.

   To be elected as a Director, a nominee must receive the affirmative vote of a plurality of votes of Common Shares present or represented at the meeting and entitled to vote for the election of Directors, whether cumulative voting is in effect or not. Withheld votes and broker non-votes (which are treated as "withheld" votes) are not counted as votes in favor of any nominee.


Security Ownership of Directors and Executive Officers
------------------------------------------------------

   The following table sets forth certain information, including beneficial ownership of the Company's common stock, for the ten nominees, for the executive officers named in the Summary Compensation Table on Page 9, and for all Directors and executive officers as a group.

                                                                                           Amount and Nature of
                                                                                           Beneficial Ownership
                                                                      Director             October 10, 1997/1/
Nominee                    Age            Principal Occupation         Since            Number              Percent of Class
-------                    ---            --------------------        --------          ------              ----------------
John S. Barry               73            Retired; Former Chief         1970              414,440                  2.7%
                                          Executive Officer and
                                          Present Chairman,
                                          WD-40 Company

Mario L. Crivello           57            Investor                      1994            1,015,790/2/               6.5

Daniel W. Derbes            67            President, Signal Ventures    1984                1,000                   *

Harlan F. Harmsen           70            Retired Attorney;             1977                6,400/3/                *
                                          Secretary, WD-40 Company

Jack L. Heckel              67            Retired; Former President     1984                4,080                   *
                                          and Chief Operating
                                          Officer,  GenCorp

Garry O. Ridge              40            President and Chief            N/A               18,734/4/                *
                                          Executive Officer,
                                          WD-40 Company

Margaret L. Roulette        73            Investor                      1977              805,000/5/              5.2

Gerald C. Schleif           62            Retired, Former President     1984              103,257/6/                *
                                          and Chief Executive
                                          Officer, WD-40 Company

C. Fredrick Sehnert         66            Retired; Former Chairman      1983                  813                   *
                                          and Chief Executive
                                          Officer, Laser Precision
                                          Corp.

Edward J. Walsh             65            President, The Sparta         1988                1,000                   *
                                          Group, Ltd.

Executive Officers
------------------

Michael L. Freeman          44            Vice-President -               N/A               13,869/7/                *
                                          Administration,
                                          WD-40 Company

Graham P. Milner            43            Vice President - Sales &       N/A               21,215/8/                *
                                          Marketing, Americas,
                                          WD-40 Company

Paul A. Thompsen            61            Vice President - Business      N/A               41,595/9/                *
                                          Development, WD-40 Company

All Directors and Executive
Officers as a Group                                                                     2,447,193/10/            15.6

*         Less than one (1) percent.

/1/       All shares owned directly unless otherwise indicated.

/2/ Mr. Crivello has sole voting and investment power over 907,218 shares held in trust for the benefit of his mother and remainder beneficiaries. He also has sole voting and investment power over 14,780 shares held as custodian for children and 93,792 shares held directly.

/3/ Mr. Harmsen has sole voting and investment power over 400 shares held in trust for others and 6,000 shares held directly.

/4/ Mr. Ridge has the right to acquire 11,822 shares upon exercise of stock options. Mr. Ridge has voting power over 351.8 shares held under the Company's Employee Stock Ownership Plan.

/5/ Mrs. Roulette has sole voting and investment power over all shares held in trust for herself and remainder beneficiaries.

/6/ Mr. Schleif has the right to acquire 48,000 shares upon exercise of stock options. Mr. Schleif has voting power over 911.4 shares held under the Company's Employee Stock Ownership Plan.

/7/ Mr. Freeman has the right to acquire 11,688 shares upon exercise of stock options. Mr. Freeman has voting power over 581.2 shares held under the Company's Employee Stock Ownership Plan.

/8/ Mr. Milner has the right to acquire 20,232 shares upon exercise of stock options. Mr. Milner has voting power over 600.6 shares held under the Company's Employee Stock Ownership Plan.

/9/ Mr. Thompsen has the right to acquire 6,800 shares upon exercise of stock options. Mr. Thompsen has voting power over 3,544.6 shares held under the Company's Employee Stock Ownership Plan.

/10/ Total includes the rights of executive officers to acquire 98,542 shares upon exercise of stock options and also includes 5,989.6 shares held under the Company's Employee Stock Ownership Plan over which individual executive officers have voting power.


Nominees for Election as Directors
----------------------------------

   John S. Barry joined the Company in 1969 as President, became a Director in 1970 and served as Treasurer from 1972 until 1989. He served as Chief Executive Officer from 1990 until 1992. Mr. Barry was elected Chairman of the Board in 1990.

   Mario L. Crivello was elected to the Board of Directors in 1994 following the death of his father, Sam Crivello, a Company founder. Mr. Crivello is retired, having been the managing owner and master of Tuna Purse Seiners.

   Daniel W. Derbes was elected to the Board of Directors in 1984. He is President of Signal Ventures, a venture capital firm. Mr. Derbes served as President of Allied-Signal International, Inc. and Executive Vice President of the parent corporation until his retirement in 1988. Mr. Derbes is also a director of Enova Corporation (and its subsidiaries, San Diego Gas & Electric Company and Pacific Diversified Capital) as well as Oak Ind., Inc.

   Harlan F. Harmsen practiced law in San Diego, California from 1957 to 1989. He has been a Director of the Company since 1977 and was named Secretary of the Company in 1982.

   Jack L. Heckel was elected to the Board of Directors in 1984. He served as President and Chief Operating Officer of GenCorp from 1987 through 1993. He was named President of Aerojet General (a division of GenCorp) in 1981 and was elected Chairman of the Board in 1984. Mr. Heckel joined Aerojet General in 1956 and served as a Group Vice President from 1977 through 1981. Mr. Heckel is also a director of San Diego based Advanced Tissue Sciences, Inc. and Wisconsin based Applied Power Corporation.

   Garry O. Ridge joined WD-40 Company in 1987 as Managing Director, WD-40 Company (Australia ) Pty Ltd. Mr. Ridge was responsible for company operations throughout the Pacific and Asia. Mr. Ridge transferred to the corporate office in September 1994 as Director - International Operations and was elected Vice President - International in June 1995. He was elected to the position of Executive Vice President/Chief Operating Officer in December 1996 and he was named President and Chief Executive Officer as of October 1, 1997. Prior to joining WD-40 Company Mr. Ridge was Managing Director of Mermax Pacific Pty Ltd. and held a number of senior management position with Hawker Pacific Pty Ltd. (A Hawker Siddely PLC Group Company) which was the licensee for WD-40 in the Pacific and Asia until 1988.

   Margaret L. Roulette is the sister of Mrs. John S. Barry and is the widow of Robert S. Roulette, a former Director and founder of the Company. Mrs. Roulette is an investor. She has been a Director since 1977.

   Gerald C. Schleif joined the Company in 1969 as Marketing Manager. Mr. Schleif served as Chief Executive Officer from 1992 and as Company President from 1990 through September 1997. He has held elected offices of Vice President-Marketing, Executive Vice President, Treasurer and Chief Operating Officer. Mr. Schleif has been a director since 1989.

   C. Fredrick Sehnert has been a Director of the Company since 1983. Mr. Sehnert served as Chairman and Chief Executive Officer of Laser Precision Corp. from 1991 through 1994. Previously, he served as President of Wavetek Corporation from 1988 until 1991. He was President of Software Products International, Inc. from 1986 until 1988. Mr. Sehnert was employed by Kratos, Inc. from 1976 through 1984, serving as Chairman and Chief Executive Officer from 1981 until 1984.

   Edward J. Walsh was elected to the Board of Directors in 1988. He is President of The Sparta Group, Ltd., a business consulting organization. Mr. Walsh was employed by The Dial Corporation and its predecessor, Armour-Dial Corporation, for 27 years, serving as its President and Chief Executive Officer from 1984 to 1987. He is also a director of Guest Supply, Inc. and Nortrust of Arizona Holding Corporation.


Related Party Transaction
-------------------------

   The Company's Operations Manager is Randall Barry who is the son of John S. Barry. Randall Barry has been an employee of the Company since 1984. For fiscal year 1997, Randall Barry received total cash compensation in the amount of $83,844 and employer contributions to the Company's Pension and Profit Sharing Plans were allocable to his account in the amount of $15,369.


Compensation, Committees and Meetings of the Board of Directors
---------------------------------------------------------------

   Outside directors receive $10,000 as an annual fee and $1,000 for each Board meeting.

   There were five scheduled meetings of the Board of Directors during the last fiscal year. All directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees on which the director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

   The Audit Committee is comprised of C. Fredrick Sehnert, Jack L. Heckel and Edward J. Walsh. One meeting was held during the last fiscal year to consider the annual audit and review the audit with the independent accountants after its completion. The Audit Committee also provides its recommendations to the full Board of Directors with respect to the selection and appointment of independent accountants for the Company.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

   The Compensation Committee for the past fiscal year was comprised of Daniel
W. Derbes (Chairman), Jack L. Heckel, C. Fredrick Sehnert and Edward J. Walsh, all of whom are outside directors.

   The function of the Compensation Committee is to provide guidance to the Board of Directors and oversight for all executive compensation and benefit programs. The Committee provides recommendations for base salary and incentive compensation awards for the CEO and executive officers. The Compensation Committee also serves as the Stock Option Committee with authority to grant options and administer the Company's Incentive Stock Option Plans. The Compensation Committee met twice during the last fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's stock, to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. Reporting persons are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the last fiscal year and written representations that no other reports were required, all Section 16(a) requirements were complied with by all persons required to report with respect to the Company's stock during the last fiscal year with the exception of the following:

   Peter E. Williams, Chief Financial Officer, filed one late report. Mr. Williams was elected Chief Financial Officer on September 23, 1996. He filed a late Form 3 on October 23, 1996 reporting no shares held as of September 23, 1996.

   Paul A. Thompsen, Vice President - Business Development, filed two late reports and failed to file one report. Three transactions were not reported on a timely basis. Mr. Thompsen sold shares in a self-directed IRA on November 12, 1992 and did not file Form 4. The sale has been reported on Form 5 filed October, __, 1997. Options exercised by Mr. Thompsen on February 20, 1997 and April 11, 1997 were reported late on Form 4s filed August 28, 1997.

   Michael L. Freeman, Vice President - Administration, filed five late reports and four transactions were not reported on a timely basis. Mr. Freeman was elected Vice President on December 9, 1996. He filed a late Form 3 on April 24, 1997 reporting 130 shares held as of December 9, 1996. Options exercised by Mr. Freeman on December 24, 1996, April 4, 1997, June 11, 1997 and July 1, 1997 were reported late on Form 4s filed on August 28, 1997.

   Garry O. Ridge, Executive Vice President during the past year, filed three late reports and three transactions were not reported on a timely basis.
Options exercised by Mr. Ridge on February 14, 1997, July 2, 1997 and August 18, 1997 were reported late on Form 4s filed September 11, 1997.

   Graham P. Milner, Vice President - Sales & Marketing, Americas, filed two late reports and one transaction was not reported on a timely basis. Mr. Milner was elected Vice president on March 25, 1997. He filed a late Form 3 on April 24, 1997 reporting 125 shares held as of March 25, 1997. Options exercised by Mr. Milner on July 11, 1997 were reported late on Form 4 filed August 28, 1997.

   Gerald C. Schleif, a Director and Chief Executive Officer during the past year, filed one late report and one transaction was not reported on a timely basis. Options exercised by Mr. Schleif on July 2, 1997 were reported late on Form 4 filed September 2, 1997.

   The foregoing late filings to report the exercise of stock options by executive officers were due to an erroneous reliance upon regulations that were amended effective August 15, 1996. Prior regulations did not require immediate reporting of the exercise of options granted pursuant to an employee benefit plan which are exempt transactions under Section 16(b) of the Securities Exchange Act of 1934. Section 16(b) proscribes profits from short-swing trading by reporting persons under Section 16(a).

                             EXECUTIVE COMPENSATION

   The following table shows information for the three (3) fiscal years ended August 31, 1997 concerning the Company's Chief Executive Officer and each of the four highest paid executive officers whose annual salary and bonus compensation exceeded $100,000.

                         Summary Compensation Table/1/

                                                                                                 Long Term
                                                                          Annual                Compensation          All Other
                                                                       Compensation               Awards/2/         Compensation/3/
                                           Fiscal Year          -------------------------     -----------------     ----------------
Name and Principal Position                Ended Aug. 31        Salary($)         Bonus($)    Stock Options (#)            ($)
 Gerald C. Schleif                               1997           $265,000          $195,000          16,000          $   25,000/4/
   Chief Executive Officer                       1996            250,000           215,000          16,000              25,000
                                                 1995            230,000           180,000          16,000              29,000

 Garry O. Ridge                                  1997           $145,000          $ 50,000           7,000             $25,000/5/
   Executive Vice President                      1996            120,000            71,000           7,000              25,000
                                                 1995            100,000            58,500           7,000              25,000

 Paul A. Thompsen                                1997           $125,000          $ 45,000           7,000             $25,000/6/
   Vice President - Business                     1996            135,000            37,000           6,800              25,000
   Development                                   1995            132,000            61,000           6,800              25,000

Graham P. Milner                                 1997           $125,000          $ 40,000           5,000             $25,000/7/
   Vice President - Sales &                      1996            109,000            52,000           5,000              25,000
   Marketing, Americas                           1995            104,000            43,000           5,000              24,700

 Michael L. Freeman                              1997           $105,000          $ 30,000           5,000             $23,500/8/
   Vice President -                              1996             95,000            32,000           5,000              22,700
   Administration                                1995             86,000            26,000           2,400              20,500


/1/ No information for Other Annual Compensation, Restricted Stock Awards or Long Term Incentive Payouts has been provided because there was no such reportable compensation awarded to, earned by or paid to the individuals named.

/2/ All historical option grant information has been adjusted to account for the 2 for 1 stock split on July 11, 1997.

/3/ All Other Compensation includes employer contributions to the Company's Money Purchase Pension Plan, Profit Sharing Plan and 401(k) Employee Stock Ownership Plan, and director fees for Mr. Schleif for 1995.

/4/ Includes $22,500 in contributions to the Company's Money Purchase Pension Plan and Profit Sharing Plan, $2,500 in matching contributions to the Company's 401(k) Employee Stock Ownership Plan.

/5/ Includes $22,500 in contributions to the Company's Money Purchase Pension Plan and Profit Sharing Plan and $2,500 in matching contributions to the Company's 401(k) Employee Stock Ownership Plan.

/6/ Includes $22,500 in contributions to the Company's Money Purchase Pension Plan and Profit Sharing Plan and $2,500 in matching contributions to the Company's 401(k) Employee Stock Ownership Plan.

/7/ Includes $22,500 in contributions to the Company's Money Purchase Pension Plan and Profit Sharing Plan and $2,500 in matching contributions to the Company's 401(k) Employee Stock Ownership Plan.

/8/ Includes $20,250 in contributions to the Company's Money Purchase Pension Plan and Profit Sharing Plan and $3,250 in matching contributions to the Company's 401(k) Employee Stock Ownership Plan.

                                 Stock Options

   The following table sets forth stock options granted pursuant to the Restated WD-40 Company 1990 Incentive Stock Option Plan during the last fiscal year to each of the Company's executive officers named in the Summary Compensation Table above.

                      Option Grants in Last Fiscal Year/1/

                                           Percent of Total Options
                        Options Granted    Granted to Employees in     Exercise Price                      Grant Date
Name                          (#)              Fiscal Year 1997            ($/Sh)        Expiration Date    Value/2/

Gerald C. Schleif             16,000/3/             12.6%                  $23.00          9/23/2006       $

Garry O. Ridge                 7,000/4/              5.5                    23.00          9/23/2006          _____

Paul A. Thompsen               7,000/5/              5.5                    23.00          9/23/2006          _____

Graham P. Milner               5,000/6/              3.9                    23.00          9/23/2006          _____

Michael L. Freeman             5,000/7/              3.9                    23.00          9/23/2006          _____


/1/ All option amounts and exercise prices have been adjusted to account for the 2 for 1 stock split on July 11, 1997.

/2/ The Grant Date Value of $____ per share has been determined using the Black-Scholes Option Valuation model. The following assumptions were used in determining the value: (i) a dividend yield of ____%; (ii) expected volatility of ____%; (iii) a ten-year risk-free rate of return of ____%; and (iv) exercise ten years from the grant date.

/3/ Mr. Schleif's options are non-qualified options exercisable in full on September 23, 1997.

/4/ Mr. Ridge's incentive stock options are exercisable as to 1,374 shares on January 1, 1998, as to 4,346 shares on January 1, 1999 and as to 1,280 shares on January 1, 2000.

/5/ Mr. Thompsen's incentive stock options are exercisable as to 198 shares on January 1, 1998, as to 4,346 shares on January 1, 1999 and as to 2,456 shares on January 1, 2000.

/6/ Mr. Milner's incentive stock options are exercisable as to 3,814 shares on September 23, 1997 and as to 1,186 shares on January 1, 1998.

/7/ Mr. Freeman's incentive stock options are exercisable as to 4,088 shares on September 23, 1997 and as to 912 shares on January 1, 1998.

          Except as noted for Mr. Schleif, all options granted during the
Company's last fiscal year were granted as   Incentive Stock Options.  The
options may be exercised for cash or in lieu of cash, an option holder may tender shares of the Company's common stock previously held by the option holder. In permitting the exchange of stock upon exercise of options, the Incentive Stock Option Plan restricts the exercise of options with previously owned stock to shares held for a minimum of six months.

  The following table sets forth the number of shares acquired on exercise of stock options in the Company's last fiscal year, the aggregate dollar value realized on exercise of such options and the number and dollar value of unexercised options as of August 31, 1997 for the Company's executive officers named in the Summary Compensation Table above.

              Aggregated Option Exercises in Last Fiscal Year and
                       Fiscal Year End Option Values/1/


                                                                Number of Unexercised Options      Value of Unexercised In-the-Money
                                                                    at August 31, 1997 (#)           Options at August 31, 1997/2/
                    Shares Acquired    Value Realized          --------------------------------    --------------------------------
Name                on Exercise (#)         ($)                Exercisable        Unexercisable    Exercisable       Unexercisable

Gerald C. Schleif        25,922           $317,644                 48,000            17,866          $477,000          $149,925

Garry O. Ridge            9,350             69,048                 11,822            10,228           108,678            95,346

Paul A. Thompsen         24,696            197,964                  6,800            11,504            54,400           108,823

Graham P. Milner            316              5,448                 20,232             1,186           201,346            10,377

Michael L. Freeman        2,200             14,981                 11,688               912           109,882             7,980

/1/ All option information has been adjusted to account for the 2 for 1 stock split on July 11, 1997.

/2/ The value of Unexercised In-the-Money Options at August 31, 1997 was determined based on the difference between the exercise price for such options and the closing price of $31.75 for the Company's shares as reported by The Nasdaq Stock Market for August 29, 1997.

Supplemental Death and Retirement Benefit Plans
-----------------------------------------------

    Since 1984 the Board of Directors has adopted Supplemental Death Benefit Plans for certain key employees. Under the Death Benefit Plan agreements, a participating employee's designated beneficiary or the employee's estate will receive a death benefit equal to the employee's then current base salary in the event of death prior to retirement from the Company. No death benefit is payable if Retirement Benefits become due upon the employee's retirement under the Retirement Benefit Plan agreement.

    Since 1988 the Board of Directors has adopted Supplemental Retirement Benefit Plans for certain key employees. Under the Retirement Benefit Plan agreements, participating employees will receive retirement benefits in the event of the participant's retirement on or after a designated retirement date. The annual retirement benefit for participating employees will be equal to twenty-five percent (25%) of the employee's then current base salary, payable in quarterly installments over a period of fifteen years.

    All benefits under the plans will be subject to payroll taxes and required withholding for state and federal income taxes as deferred compensation. The benefits are funded by key man life insurance policies purchased and owned by the Company. The Board of Directors determines which key employees will participate in the plans and the amount of benefits payable for each participant. Outside directors do not participate in the plans.

    Based upon current (1998) base salaries, the death benefits and annual retirement benefits to be provided under the plans to the executive officers named in the Summary Compensation Table above are set forth below. The benefits shown for Mr. Schleif and Mr. Thompsen are based upon their 1997 base salaries and the Annual Retirement Benefit amount has been superceded for each of them in accordance with arrangements approved by the Board of Directors relating to their respective retirements announced this year. Such arrangements are described below under Retirement Arrangements. Benefit Plans for Mr. Milner and Mr. Freeman have been authorized by the Board of Directors, but will not take effect until the applicable insurance contracts have been obtained. The retirement benefit will not be payable unless the executive officer retires with the Company on or after reaching the specified retirement age. In such event, the actual amount of the annual benefit will be dependent upon the executive's then current annual salary.

                                  Death           Annual Retirement     Retirement
     Name                        Benefit               Benefit              Age
     ----                        -------          -----------------     ----------
     Gerald C. Schleif           265,000               $66,250              65
     Garry O. Ridge              255,000                63,750              65
     Paul A. Thompsen            135,000                33,750              65
     Graham P. Milner            140,000                35,000              65
     Michael L. Freeman          135,000                33,750              65

Retirement Arrangements
-----------------------

          Gerald C. Schleif and Paul A. Thompsen will each retire on or before December 31, 1997. The Board of Directors has approved certain financial arrangements for each of them in connection with their retirement. Mr. Schleif and Mr. Thompsen will each receive a retirement benefit in lieu of the benefit otherwise payable to them pursuant to their respective Supplemental Retirement Benefit Plans described above had they been age 65 at retirement. Upon retirement, Mr. Schleif and Mr. Thompsen will receive the sums of $52,000 and $32,176, respectively, per year for a period of fifteen years commencing January 1, 1998, payable in quarterly installments. Each of them will also receive title to their company-owned automobiles and continued medical, dental and eye insurance coverage will be provided for each of them and for their spouses to age 65.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The compensation philosophy of the Company is to be competitive in the marketplace, to attract, retain, and motivate a highly qualified workforce. The Company uses compensation surveys, conducted by independent consultants, to provide data to support the development of competitive compensation plans which reinforce this philosophy. The Compensation Committee of the Board of Directors (the "Committee") determines compensation for the CEO and executive officers. The Committee also serves as the Stock Option Committee under the Company's 1981 and 1990 Incentive Stock Option Plans. In evaluating the CEO's performance, the Committee will measure the year's results against the specific goals set forth in the annual business plan. In addition to financial performance, the Committee considers factors important to the Company such as ethical business conduct, environmental responsiveness, and the general overall perception of the Company by financial and business leaders.

         The Committee is responsible for setting and administering the policies which govern executive compensation and the stock ownership programs of the Company. The members of the Committee are Daniel W. Derbes (Chairman), Jack
L. Heckel, C. Fredrick Sehnert and Edward J. Walsh.

          Compensation of the CEO and management's recommendations for all employees' compensation is reviewed annually by the Committee. Changes proposed for executive officers are evaluated and approved by the

Committee on an individual basis and all other employees are reviewed as a group. As management responsibilities increase, a greater portion of compensation is driven by financial performance measures.

    There are four components in the Company's executive compensation program:

                 1.   Base salary
                 2.   Performance Incentive
                 3.   Pension and Profit Sharing
                 4.   Long-term Stock Options

    The Committee uses a ratio, which is reviewed periodically, to maintain what it believes to be the appropriate relationship between these components. The Committee has determined that compensation for the CEO and other executive officers should be weighted more heavily in favor of performance factors. Annual Performance Incentives could range between 0-50% of total cash compensation based on the level of achievement of the current fiscal year's business plan goals.

Base Salary
-----------

    Base salaries for the CEO and executive officers are established at the beginning of each fiscal year. Detailed position descriptions, scope and complexity of the position as well as external market factors are used to determine base salary levels. Independent compensation surveys such as Wyatt Data Services and William Mercer are the basis for these comparables and base salary levels are pegged at the 50-75th percentile for similar companies. The companies included in these surveys do not necessarily include any of the companies included in the Peer Group identified with reference to the Stock Performance Graph that follows this report. Salary changes are based on guidelines established for all employees using individual performance and comparable adjustments from midpoint levels for the various job classifications. Mr. Schleif's base salary for fiscal year 1997 was $265,000. For fiscal year 1998, effective with his election to the office of CEO as of October 1, 1997, Mr. Ridge will receive a base salary of $255,000. This amount was established in accordance with the foregoing criteria with consideration given to Mr. Ridge's demonstrated qualifications as a WD-40 Company executive officer.

Performance Incentive
---------------------

    The Performance Incentive is that substantial portion of the annual compensation for each executive officer that is related to and contingent upon the individual's contribution and performance and upon the performance of the Company as a whole. Consideration is also given to the performance of any business units under his or her management. The Performance Incentive bonus can range anywhere from 0-50% of total compensation based primarily on the level of business plan achievement. In this way, the Company seeks to encourage continuing focus on increasing the Company's revenue and profitability and shareholder value while at the same time motivating its executive officers to perform to the fullest extent of their abilities. Mr. Schleif's Performance Incentive compensation for fiscal year 1997 was about 42% of his total cash compensation.

Pension and Profit Sharing Plans
--------------------------------

    Since 1963 the Company has maintained tax qualified Pension and Profit Sharing Plans for the benefit of all full time employees, including executive officers. The Company's present Plans include a Money Purchase Pension Plan providing for required contributions for participating employees equal to 10% of their covered compensation, a Profit Sharing Plan providing for discretionary contributions which will be generally limited to 5% of covered compensation and a 401(k) Employee Stock Ownership Plan which allows employees to defer up to 6.6% of covered compensation and provides a matching contribution equal to one-half of the amounts deferred. The Plans serve to provide Company employees with tax-advantaged retirement savings and to focus the attention of employees on profits and the effective use of assets.

Long-Term Stock Options
-----------------------

     The Company has employed stock options as a means of providing long-term compensation to its key employees for many years. Options are granted at the beginning of each fiscal year to executive officers and other employees based upon the level of management responsibility. Options grants are not generally based on prior performance or results of operation. The Company's Stock Option Plan has been established to:

     a.  Focus attention on corporate strategic business direction; and

     b. Increase ownership and retention in the Company's stock, thereby aligning the interests of the participant employees with those of the Company's shareholders.

     For fiscal year 1998, the Stock Option Committee granted options to purchase a total of 143,000 shares to company employees (50) at $31.75 per share on September 22, 1997. This represents a significant increase in the number of employees participating in the Plan. This increase is due to increased employment as well as a decision to broaden the scope of the Plan to include lower level management employees. The Board of Directors believes that wider participation will further enhance employee productivity, loyalty and commitment as well as providing more employees with an opportunity to benefit from increasing share values.

     Due to his pending retirement, Mr. Schleif did not receive options. Based upon Mr. Ridge's new level of responsibility and position as CEO, he will receive options to purchase 16,000 shares. Options granted in September 1996 to Mr. Schleif, Mr. Ridge and executive officers are set forth in the Stock Option Table included above.

     The Committee believes the Company has a unique overall compensation plan which fulfills current Company philosophy and which historically has been successful in producing increased shareholder value.

                                  Daniel W. Derbes (Chairman)
                                  Jack L. Heckel
                                  C. Fredrick Sehnert
                                  Edward J. Walsh

                            STOCK PERFORMANCE GRAPH
                            -----------------------

   The following graph compares the cumulative total shareholder return on the Company's Common Shares with the cumulative total return of a Peer Group of consumer product companies and the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") for the five fiscal years ending August 31, 1997. The comparison assumes $100 invested on August 31, 1992 in the Company's Common Shares and in each of the indices.


                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                 WD-40 Company, a Peer Group and S&P 500 Index



            [STOCK PERFORMANCE GRAPH OMITTED FROM ELECTRONIC FILING]


                                  Year Ended August 31

                    1992     1993     1994     1995     1996    1997

WD-40 Company      100.00   126.67   114.39   124.60   139.58   ___

Peer Group         100.00   107.41   116.00   124.90   139.51   ___

S&P Index          100.00   115.20   121.55   147.60   175.19   ___


   The Peer Group returns are based upon beginning-of-year market capitalization weighting of the cumulative returns for the following 16 consumer product companies: Alberto-Culver Co., Church & Dwight, Inc., Eljer Industries, Inc., First Brands Corp., Kimball International, Lancaster Colony Corp., La-Z-Boy Chair Co., National Presto Industries, Inc., NCH Corp., Oneida Ltd., RPM Inc.- Ohio, Royal Appliance Manufacturing Co., Scotts Company, Stanhome, Inc., Valspar Corp. and Wynn's International, Inc. One Company, ArmorAll Products Corp., was dropped from the Peer Group during the last fiscal year due to its acquistion by Clorox, Inc.

                       PROPOSAL TO APPROVE AMENDMENTS TO
                               THE WD-40 COMPANY
                        1990 INCENTIVE STOCK OPTION PLAN

   For more than eighteen years, WD-40 Company has maintained stock option plans to provide long-term compensation benefits to management level employees. The Stock Option Plans have successfully enhanced long-term shareholder value by allowing the Company to attract and retain highly qualified employees.

   The Company's 1981 Incentive Stock Option Plan expired in 1991. In 1990, the shareholders approved the WD-40 Company 1990 Incentive Stock Option Plan (the "1990 Plan"). The 1990 Plan was restated to authorize additional shares and it was re-approved by the shareholders in 1994. The restated Plan authorized options to purchase an aggregate of 880,000 shares of the Company's common stock (all share information has been adjusted retroactively to account for the 2 for 1 stock split on July 11, 1997 as provided for in the Plan.) On September 22, 1997, options to purchase 143,000 shares were granted to 50 management level employees. In order to allow the Company to continue the grant of options under the 1990 Plan, the Board of Directors has approved, subject to shareholder approval, amendments to the plan (the "Amendments") authorizing the grant of options to purchase an additional 600,000 shares of the Company's common stock. After taking into account the options recently granted for the current fiscal year, options to purchase 85,046 shares remain available for future grants under the 1990 Plan. The Amendments also include a provision to extend the term of the 1990 Plan until December 31, 2005.

   The Company's Stock Option Plans have authorized the grant of options to the Company's key employees. Outside Directors have not been eligible to receive options. The Board of Directors seeks shareholder approval for an amendment to the 1990 Plan to authorize the grant of options to outside Directors. In addition to providing a means of further compensating its Directors and allowing the Company to attract and retain the services of qualified candidates to serve as Directors, options granted to members of the Board will ensure that their interests are more closely aligned with the interests of all shareholders. Options granted to outside Directors will require approval of the full Board of Directors. Although the Board of Directors has not considered the manner in which such options will be granted, whether in fixed amounts to each Director or on the basis of identified criteria, it may be possible for the Board of Directors to use its authority to grant options as an incentive to its members to increase their commitment to Board activities.

   The Amendments are included in a Second Amendment and Restatement of the WD-40 Company 1990 Incentive Stock Option Plan. Shareholders will vote to re-approve the 1990 Plan by this amendment and restatement.


Summary of the Amendments and the 1990 Plan
-------------------------------------------

   Options to purchase an aggregate of 1,480,000 shares of the Company's common stock may be granted to employees from time to time under the 1990 Plan if the Amendments are approved. The exercise price for options granted under the plan may not be less than 100% of the fair market value of the Company's shares on the date of grant. Options to purchase 685,046 shares will be available for grant upon approval of the Amendments by the shareholders, exclusive of options granted on September 22, 1997 as set forth in the New Plan Benefits table below. Options granted under the 1990 Plan may be designated as "Nonqualified Stock Options" or "Incentive Stock Options". Incentive Stock Options are afforded special tax treatment to the holder under Section 422 of the Internal Revenue Code of 1986 (the "Code").

   The Amendments also include certain conforming amendments under federal securities laws. These amendments update provisions of the 1990 Plan that allow officers and directors to receive and exercise stock options granted under the 1990 Plan without concern for possible violation of short-swing trading rules if they have otherwise acquired or disposed of shares within 6 months of receiving or exercising the stock options. The regulations promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") were substantially revised effective August 15, 1996 to more simply exempt employee benefit plan transactions between companies and their officers and directors from the short-swing trading prohibitions. The Amendments provide that the 1990 Plan is to be administered by the Board of Directors or a committee of the Board of Directors of the Company (the "Stock Option Committee"), consisting of two or more directors who are "Non-Employee Directors" as defined in regulations under the 1934 Act. The Board of Directors or the Stock Option Committee is empowered to construe and interpret the 1990 Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable, in their sole discretion, for administration of the Plan. The Board of Directors or the Stock Option Committee determines which employees of the Company or its Subsidiaries will receive options under the 1990 Plan, the number of shares for which each option is granted, and whether the option is to be designated as a Nonqualified Stock Option or as an Incentive Stock Option. Outside Directors will be eligible to receive options approved by the full Board of Directors if the Amendments are approved.

   Each option is evidenced by a Stock Option Agreement specifying the terms and conditions under which the option may be exercised. The 1990 Plan allows the Board of Directors or the Stock Option Committee to amend an outstanding Stock Option Agreement with the agreement of the option holder. Such an amendment may have income tax consequences to the option holder and/or the Company, depending upon the nature of the changes.

   Options granted under the 1990 Plan may not be exercised for one year following the date of grant. No options may be exercised more than ten years after the date of grant. Stock Option Agreements will generally provide for the termination of an option 3 months following termination of the option holder's employment with the Company. Options may be exercised by delivering a notice of exercise together with cash or a certified check for the exercise price. In lieu of cash, an option holder may exercise the option by tendering shares of the Company's common stock valued for purposes of the exercise at the shares' current fair market value.

   Upon the expiration or other termination of an option, the shares covered thereby are available for grant of additional options under the 1990 Plan. The number of shares authorized for issuance under the plan are also increased by the number of any shares tendered in lieu of cash upon the exercise of an option. As such, the number of new shares issued by the Company will never exceed the aggregate of 1,480,000 shares authorized by the plan. A specific limit that restricted the number of options that could be granted to executive officers to the number of shares initially authorized without the foregoing adjustments is no longer necessary for compliance with the exemption regulations under Section 16 of the 1934 Act and has been deleted from the 1990 Plan by the proposed Amendments.

   Options granted under the 1990 Plan are not transferable except by Will or under the laws of descent and distribution. The 1990 Plan and options granted thereunder are subject to customary anti-dilution provisions. Options carry no dividend or voting rights. The terminate date of March 27, 2000 is extended by the Amendments to December 31, 2005.


Federal Income Tax Consequences to Option Holders and the Company
-----------------------------------------------------------------

   There is no tax consequence to the Company or the option holder upon the grant of either Incentive Stock Options or Nonqualified Stock Options.

   Options designated as Incentive Stock Options may be exercised without recognition of any taxable income provided that the option holder makes no disposition of the shares within one year of the transfer of the shares to such option holder. Thereafter, any gain from sale of the shares will be recognized by the option holder as capital gain rather than ordinary income. The Company may not claim any deduction for a trade or business expense upon the exercise of an Incentive Stock Option or upon sale of the shares by the option holder following the one-year limitation period. If the shares are disposed of within one year of the transfer of the shares to the option holder (a "disqualifying disposition"), the option will lose its character as an Incentive Stock Option and will, subject to certain limitations, be treated as a Nonqualified Stock Option.

   In order to obtain the favorable treatment afforded to Incentive Stock Options, the option holder must be employed by the Company or by a Subsidiary at all times from the date of grant through a date which is not more than three months before the date on which the option is exercised. The three-month limit is extended to one year in the event of death or in the event of permanent and total disability as defined in the Code.

   In order to qualify an option for Incentive Stock Option treatment, the Stock Option Agreement must include limitations on the exercisability of the option such that the aggregate fair market value (determined at the time the option is granted) of the shares for which the option first becomes exercisable in any calendar year does not exceed $100,000. To comply with this limitation, Incentive Stock Options having an aggregate exercise price in excess of $100,000 provide for delayed exercisability (vesting) on January 1st of succeeding years following the one year anniversary of the date of grant as may be necessary.

   Upon the exercise of a Nonqualified Stock Option, the option holder is required to recognize ordinary compensation income in the amount of the difference between the fair market value of the shares on the date of exercise and the exercise price. Under such circumstances, the Company is required to report such amount as a compensation expense on its payroll tax returns for withholding purposes. Provided that proper withholding for income taxes has been made, the Company is entitled to claim a compensation expense deduction. Withholding is not required in the event of a disqualifying disposition (sale within one year of exercise) of an Incentive Stock Option which results in its treatment as a Nonqualified Stock Option.

Shareholder Vote Required for Approval
--------------------------------------

   Approval of the proposed Second Amendment and Restatement of the WD-40 Company 1990 Incentive Stock Option Plan will require the affirmative vote of the holders of a majority of the shares entitled to vote at the meeting. Abstentions and broker non-votes are not counted as votes in favor of approval of the 1990 Plan. The Board of Directors urges shareholders to vote "FOR" approval of the 1990 Plan.

Options Granted September 22, 1997
----------------------------------

   The following table presents information concerning the grant of Stock Options under the 1990 Plan to the Company's executive officers named in the Summary Compensation table on Page 9, all current executive officers as a group, each other employee who is to receive 5% or more of the options granted, and all employees, including all current officers who are not executive officers, as a group. Directors who are not employees of the Company were not eligible to participate under the Plan. All of the options listed were granted at an exercise price of $31.75. The closing fair market value of the Company's common stock as of October 10, 1997 was $____ as reported by the Nasdaq Stock Market.


                               New Plan Benefits
                        Second Amendment and Restatement
                 WD-40 Company 1990 Incentive Stock Option Plan


                                                                                                 Percent of Options
          Name and Principal Position                                                              Granted to All
                                                  Dollar Value ($)/1/   Options Granted (#)/2/        Employees
 Gerald C. Schleif                                    $    0                      -0-                     0.0%
  Chief Executive Officer

 Garry O. Ridge                                       $_____                   16,000/3/                 11.2
   Executive Vice President

 Paul A. Thompsen                                          0                      -0-                     0.0
  Vice President-Business Development

 Graham P. Milner                                      _____                    6,000/4/                  4.2
  Vice President-Sales & Marketing, Americas

 Michael L. Freeman                                    _____                    6,000/5/                  4.2
  Vice President-Administration

 All Executive Officers as a Group                     _____                   33,000                    23.1

 All Employees as a Group                              _____                  143,000                   100.0

/1/ The dollar value of options granted was determined based on the difference between the exercise price of $31.75 and the closing price of $____ for the Company's shares as reported by the Nasdaq Stock Market for October 10, 1997.

/2/ All options were granted as Incentive Stock Options unless otherwise indicated.

/3/ Mr. Ridge's option will be exercisable as to 2,222 shares on January 1, 2000, as to 3,149 on the first day of each of the years 2001 through 2004 and as to 1,182 shares on January 1, 2005.

/4/ Mr. Milner's option will be exercisable as to 2,290 shares on January 1, 1998, as to 3,149 shares on January 1, 1999 and as to 561 shares on January 1, 2000.

/5/ Mr. Freeman's option will be exercisable as to 2,488 shares on January 1, 1998, as to 3,149 shares on January 1, 1999 and as to 363 shares on January 1, 2000.

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

   WD-40 Company shareholders will vote to ratify the selection of Price Waterhouse LLP as WD-40 Company's independent accountants. A majority of the votes of the Common Shares present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. Price Waterhouse LLP acted as the Company's independent public accountants during the past fiscal year and will continue to act in such capacity during the current fiscal year. It is anticipated that a representative of Price Waterhouse LLP will attend the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

   The Company's independent accountants perform audit services (which include reading filings with the Securities and Exchange Commission as well as quarterly and annual reports) and tax-related services for the Company. Before audit services are performed, the Audit Committee approves an estimated fee. The possible effect on the independence of the accountants is considered by the Audit Committee. There is no direct or indirect understanding or agreement that places a limit on current or future years' audit fees.


                             SHAREHOLDER PROPOSALS

   Shareholder proposals must be received by the Company not later than July 4, 1998 to be included in the Proxy Statement and form of Proxy for the next annual meeting.


                                              By Order of the Board of Directors
                                                               Harlan F. Harmsen
                                                                       Secretary


Dated:  November 1, 1997


    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

                    Appendix to Preliminary Proxy Statement
                    ---------------------------------------

                       SECOND AMENDMENT AND RESTATEMENT
                       --------------------------------

                                 WD-40 COMPANY
                                 -------------

                                      1990
                                      ----

                          INCENTIVE STOCK OPTION PLAN
                          ---------------------------


          Pursuant to the authority granted to the Board of Directors of WD-40 COMPANY under Paragraph 8 of the WD-40 COMPANY 1990 INCENTIVE STOCK OPTION PLAN adopted by the Board of Directors on March 28, 1990, restated on September 26, 1994 and approved by the Company's shareholders on November 29, 1994, said Plan is hereby amended and restated in its entirety to increase the number of shares authorized for issuance under the Plan, to authorize the grant of options for outside Directors and to extend the termination date of the Plan. The Restated Plan also includes certain conforming amendments under the Securities Exchange Act of 1934 and applicable regulations thereunder.

          This Second Amendment and Restatement shall be effective upon its approval by the shareholders of the Company within twelve (12) months of its adoption by the Company's Board of Directors.

          1.   ESTABLISHMENT AND PURPOSE
               -------------------------

          The purpose of the Plan is to provide a means whereby Directors and salaried or key employees of WD-40 COMPANY, a California corporation (the "Company") or of its subsidiaries (the "Subsidiaries") may be given an opportunity to purchase common stock of the Company under options which will be non-qualified or qualify as "incentive stock options" under Section 422 of the Internal Revenue Code. Subsidiaries, for this purpose, shall include corporations defined as a subsidiary corporation under Section 424 of the Internal Revenue Code.

          2.   AMOUNT OF STOCK
               ---------------

          (a) Options designated as "non-qualified stock options" or "incentive stock options" may be granted from time to time to directors and employees of the Company or Subsidiaries to purchase an aggregate of not more than 1,480,000 shares of the Company's authorized but unissued no par value common stock. If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

          (b) The number of shares available under the Plan shall be increased to the extent of any shares tendered in lieu of cash upon exercise of an option granted under the Plan, whether such shares are actually canceled or are retained upon issuance of an appropriate net number of new shares, the effect on the issuance of additional shares being the same.

          (c) The aggregate fair market value (determined at the time an option is granted) of the stock for which incentive stock options first become exercisable by any person in any calendar year (under all such plans of the Company or of its parent or Subsidiaries) shall not exceed $100,000.

          (d) Except as provided in Paragraph 4 of this Plan, no incentive stock option shall be granted to any person who, immediately before such option is granted, owns (as defined in Section 424 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or Subsidiaries.

          3.   ADMINISTRATION
               --------------

          (a) The Plan shall be administered by the Board of Directors or a Stock Option Committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of two or more directors who are "Non-Employee Directors" as defined in regulation Section 240.16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Subject to the express terms and conditions of the Plan, the Board of

Directors or the Committee shall have full power to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable, in the sole discretion of the Board of Directors or the Committee, for its administration.

          (b) The Board of Directors or the Committee may from time to time determine which Directors and employees of the Company or Subsidiaries shall be granted non-qualified or incentive stock options under this Plan, and the number of shares for which an option or options shall be granted to each of them. Options granted to outside directors shall be approved by a vote of the full Board of Directors.

          4.   TERMS AND CONDITIONS OF OPTIONS
               -------------------------------

          Each option shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom such option is granted. Each Agreement shall specify whether the option is a non-qualified or incentive stock option. The Agreements shall be subject to the following terms and conditions:

          (a)  Option Price.  Except as provided in subparagraph (c), the option
               ------------
price shall be fixed by the Board of Directors or the Committee and shall be a price at least equal to 100% of the fair market value of the stock on the day the option is granted; fair market value may be taken as the previous day's closing price or the mean between the opening bid and asked price of the stock in the over-the-counter market, as may be appropriate.

          (b)  Option Period.  Except as provided in subparagraph (c), each
               -------------
option granted under the Plan shall expire on a date determined by the Board of Directors or the Committee, but, for incentive stock options, not later than ten years from the date the option is granted. No option shall be exercisable until one year from the initial grant date.

          (c)  Incentive Stock Options Granted to 10% Shareholders.  An
               -------------------------------------- ------------
incentive stock option may be granted to a shareholder who, immediately before such option is granted, owns more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or Subsidiaries, provided that the price of such option is at least 110% of the fair market value of the stock, and provided further that the option is not exercisable after five years from the date the option is granted.

          (d)  Adjustments.
               -----------

              (i) In the event of an increase or decrease in the number of outstanding shares of common stock of the Company through stock dividends, split-ups, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and option price per share of the shares as to which the right to purchase has not been exercised or has not matured. Such adjustment may be made either by increase in the number of shares and decrease in the option price per share, or by decrease in the number of shares and increase in the option price per share, as may be required to enable the holder of the option to acquire the same proportionate stockholdings at the same aggregate purchase price. In making such adjustments, no fractional shares, or scrip certificates in lieu thereof, shall be issued by the Company, and the holder of the option shall receive only the number of full shares to which he may be entitled by reason of such adjustment at the adjusted option price per share.

              (ii) Whenever during the term of an option and prior to the exercise thereof as to all shares at that time subject thereto, the Company (1) shall offer for sale to holders of its common stock, shares of common stock or other classes of stock or of other securities of the Company, or (2) in connection with any transaction shall acquire or shall cause to be issued rights to acquire shares of stock or other securities of any corporation to or for the benefit of the holders of common stock of the Company, it will give written notice to the holder of an option of the rights which are thus to be acquired or issued to or for the benefit of the holders of its common stock in sufficient time to permit such option holder to exercise the option to the full extent then possible.

              (iii) In the event the Company proposes to merge or consolidate with another corporation or to sell or dispose of its assets and business or to dissolve, the Company will give written notice thereof to the holder of each option in sufficient time to permit him to exercise the option in full as to any matured options, if such holder should elect to do so, and to participate in such transaction as a stockholder of the Company. In the event of a merger or consolidation or sale under which the Company or its holders of common stock will not acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of common stock of the Company but shall receive cash in whole or in part, then any unmatured options shall likewise be deemed to have matured at the date of the notice of the meeting of stockholders of the Company at which such consolidation, merger, sale or other transaction is to be considered so that the option holder will have an opportunity to exercise such option before such consolidation, merger, sale or other transaction is effective. In either event, if such options are not exercised, they shall terminate and expire.

          (e)  Nontransferability of Options.  An option shall not be
               -----------------------------
transferable otherwise than by Will or the laws of descent and distribution, and an option may be exercised during the lifetime of the employee only by him.

          (f)  Other Provisions and Amendments.  The option may contain such
               -------------------------------
other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee and incentive stock options shall include such provisions and conditions as may be necessary to qualify the option as an "incentive stock option" under Section 422 of the Internal Revenue Code. The Board of Directors or the Committee shall have authority to amend any outstanding option to include such terms, provisions and conditions not inconsistent with the Plan as may be agreed to by the optionee.

          5.   EXERCISE OF OPTIONS
               -------------------

          (a) An option may be exercised with respect to all or any part of the shares then subject to exercise only by delivering to the Company written notice of exercise, specifying the number of such shares as to which the option is so exercised and accompanied by cash or a certified or cashier's check, payable to the order of the Company for an amount in lawful money of the United States equal to the option price of such shares.

          (b) In lieu of cash, an optionee may exercise his or her option by tendering to the Company shares of the common stock of the Company, owned by him or her for not less than six (6) months, and having a fair market value equal to the cash exercise price applicable to the option(s) being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Board of Directors or the Committee.

          (c) The Stock Option Agreement shall require certain representations, warranties or assurances, or an undertaking by an optionee in the event issuance of the shares might require filing or registration under the Securities Act of 1933 or the Blue Sky laws of any state or any other law regulating the issuance of securities.

          6.   TAX REPORTING AND WITHHOLDING
               -----------------------------

          The Company shall comply with all reporting and withholding requirements applicable to the exercise of options under the Internal Revenue Code and regulations thereunder.

          7.   PROCEEDS FROM SALE OF STOCK
               ---------------------------

          Proceeds from the sale of stock pursuant to the options granted under the Plan shall be added to the general funds of the Company.

          8.   SUSPENSION, AMENDMENT OR TERMINATION OF THE PLAN
               ------------------------------------------------

          The Board of Directors may at any time amend, suspend or terminate the Plan. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate on December 31, 2005. No option may be granted during such suspension or after such termination. The termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

          9.   DELIVERY OF SHARES SUBJECT TO DELAYS
               ------------------------------------

          The issuance of each option under the plan and the issuance and delivery of shares of stock pursuant to the exercise of any option under the Plan shall be subject to and in compliance with the laws of any state or other governmental authority applicable thereto, the Board of Directors being hereby authorized to cause to be prepared, filed and presented on the Company's behalf to any governmental official, agency or tribunal all such applications or other instruments or papers and to maintain any and all proceedings as shall be required to cause the issuance to the Company of a permit or other authorization to issue or deliver any such option of shares. Neither the Company nor any officer, director or employee shall be liable for any delay in issuance or delivery of any option or shares pending the filing of any such application, instrument or papers or the grant of a permit or other authorization to enable such issuance or delivery to be made.

          IN WITNESS WHEREOF, the Plan is amended and restated this 22nd day of September, 1997.


                                   WD-40 COMPANY


                                   By ____________________________
                                      Gerald C. Schleif, President


Attest:


____________________________
Harlan F. Harmsen, Secretary

PROXY                            WD-40 COMPANY                         PROXY
                               1061 Cudahy Place
                              San Diego, CA 92110

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies for such stock, hereby appoints John
S. Barry and Harlan F. Harmsen, and each of them, proxies of the undersigned, with power of substitution to each, to vote all stock of WD-40 Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Carmel Room, Mission Valley Hilton, 901 Camino del Rio South, San Diego, California 92108, on Tuesday, November 26, 1996 at 2:00 p.m. and at any adjournments thereof.

                                         Please mark, sign, date and return the
                                         proxy card promptly using the enclosed
                                         envelope


                                 WD-40 COMPANY
PLEASE MARK OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [mark]

Management recommends a vote FOR the following items:

1. Approval of an amendment to the Company's       FOR   AGAINST    ABSTAIN
   By-Laws to increase the authorized number
   of Directors.                                   [_]     [_]        [_]

2. ELECTING DIRECTORS:                             FOR              WITHHOLD
   J.S. Barry, M.L. Crivello,                      all nominees     AUTHORITY
   D.W. Derbes, H.F. Harmsen,                      listed below     to vote for
   J.L. Heckel, G.O. Ridge,                        (except as       ALL nominees
   M.L. Roulette, G.C. Schleif,                    marked to the
   C.F. Sehnert, E.J. Walsh                        contrary below)
   (INSTRUCTIONS: To withhold
   authority to vote for any nominee(s),               [_]               [_]
   write that nominee's name on the space provided
   below.)
   _______________________________
   _______________________________

3. Approval of amendments to the WD-40 Company       FOR   AGAINST    ABSTAIN
   1990 Incentive Stock Option Plan.                 [_]     [_]        [_]

4. Ratifying the selection of Price Waterhouse LLP   FOR   AGAINST   ABSTAIN
   as the Company's independent accountants          [_]     [_]        [_]
   for fiscal year 1998.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                        DATED: ___________, 1997


                          Signature: ___________________________________________

                          Signature (if held jointly): _________________________


This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

                 Preliminary Proxy Statement for WD-40 Company
                               File No. 0-6936-3
                         Electronic Transmittal Letter

                               September 29, 1997

From:
Richard T. Clampitt, Esq.
Harmsen, Carpenter, Sidell & Olson, A Law Corporation
750 B Street, Suite 1800
San Diego, California 92101

(619) 232-1800


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We herewith transmit a preliminary copy of the Proxy Statement and Form of Proxy for WD-40 Company with reference to its annual meeting scheduled for November 25, 1997. A preliminary copy is required to be filed because of the inclusion of a proposal to amend the registrant's By-Laws to modify the authorized number of directors. It is anticipated that definitive copies of the Proxy Statement and Form of Proxy will be first released to security holders on November 1, 1997.

These preliminary materials are believed to be accurate and complete with the exception of certain financial information that will not be available for a week or more. In particular, information is being compiled for completion of the Stock Performance Graph and the Black-Scholes Option Valuation Model for presentation of Grant Date Values for the table of Option Grants in Last Fiscal Year. Please advise the undersigned if any of the omitted information should be filed as revised materials.

Included with these materials as an appendix pursuant to Item 10 of Schedule 14A is a copy of the Second Amendment and Restatement of the WD-40 Company 1990 Incentive Stock Option Plan, which is subject to approval by the registrant's shareholders at the annual meeting. Following shareholder approval it is anticipated that the additional options and shares called for thereby will be registered under the Securities Act on Form S-8 within 30 to 60 days. No options have been granted that are subject to shareholder approval.

With reference to the disclosures pursuant to Item 405 of Regulation S-K, counsel for the registrant will be working with the registrant to develop operating procedures and educational materials that will assure future compliance with the regulations under Section 16(a) of the Exchange Act. The undersigned failed to fully appreciate the change in regulations relating to the mandated filing for the exercise of stock options and the registrant's officers have not been adequately educated with respect to these obligations.

Please address any comments to the undersigned.  Thank you for your attention.

                                  Very truly yours,

                                  Richard T. Clampitt
                                  for
                                  HARMSEN, CARPENTER, SIDELL & OLSON